                                                                   Exhibit 24.01

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ C. Michael Armstrong
                                          --------------------------------------

                                          C. Michael Armstrong
                                          Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ Daniel E. Somers
                                          --------------------------------------

                                          Daniel E. Somers
                                          Senior Executive Vice President
                                          and Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ Nicholas S. Cyprus
                                          --------------------------------------

                                          Nicholas S. Cyprus
                                          Controller and Chief Accounting
                                          Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July, 1999.

                                          /s/ Kenneth T. Derr
                                          --------------------------------------

                                          Kenneth T. Derr
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below her signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July, 1999.

                                          /s/ M. Kathryn Eickhoff
                                          --------------------------------------

                                          M. Kathryn Eickhoff
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ Walter Y. Elisha
                                          --------------------------------------

                                          Walter Y. Elisha
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July, 1999.

                                          /s/ George M.C. Fisher
                                          --------------------------------------

                                          George M.C. Fisher
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of July, 1999.

                                          /s/ Donald V. Fites
                                          --------------------------------------

                                          Donald V. Fites
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ Amos B. Hostetter, Jr.
                                          --------------------------------------

                                          Amos B. Hostetter, Jr.
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31th day of July, 1999.

                                          /s/ Ralph S. Larsen
                                          --------------------------------------

                                          Ralph S. Larsen
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of July, 1999.

                                          /s/ John C. Malone
                                          --------------------------------------

                                          John C. Malone
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ Michael I. Sovern
                                          --------------------------------------

                                          Michael I. Sovern
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ Sanford I. Weill
                                          --------------------------------------

                                          Sanford I. Weill
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of July, 1999.

                                          /s/ Thomas H. Wyman
                                          --------------------------------------

                                          Thomas H. Wyman
                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares and preferred shares to be issued in connection with the merger of MediaOne Group, Inc. with and into a wholly owned subsidiary of the Company; and

    WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

    WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares and preferred shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.

                                          /s/ John D. Zeglis
                                          --------------------------------------

                                          John D. Zeglis
                                          Director